EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  accompanying  annual  report  on Form  10-K of  Medina
International Holdings, Inc. for the year ended April 30, 2011, I, Daniel Medina, President of Medina International Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Medina International Holdings, Inc.


Date:  August 1, 2010

                           /s/ Daniel Medina
                               -------------------
                               Daniel Medina,
                               President



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.